UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2017

G-III APPAREL GROUP, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-18183	41-1590959
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

512 Seventh Avenue
New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 403-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

G-III Apparel Group, Ltd. (the “Company”) held its Annual Meeting of Stockholders (the “2017 Annual Meeting”) on June 15, 2017. A total of 44,299,057 shares were represented in person or by proxy at the 2017 Annual Meeting and the Company’s stockholders took the following actions:

Proposal No. 1: Election of Directors

The Company’s stockholders elected each of the eleven nominees for director to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Morris Goldfarb	38,808,734	1,940,844	3,549,479
Sammy Aaron	34,103,032	6,646,546	3,549,479
Thomas J. Brosig	36,481,290	4,268,288	3,549,479
Alan Feller	39,542,006	1,207,572	3,549,479
Jeffrey Goldfarb	34,102,814	6,646,764	3,549,479
Jeanette Nostra	32,822,195	7,927,383	3,549,479
Laura Pomerantz	35,795,483	4,954,095	3,549,479
Allen Sirkin	35,905,159	4,844,419	3,549,479
Willem van Bokhorst	33,211,799	7,537,779	3,549,479
Cheryl Vitali	39,568,521	1,181,057	3,549,479
Richard White	34,715,139	6,034,439	3,549,479

Proposal No. 2: Advisory Vote on Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,416,312	13,314,918	18,348	3,549,479

The Company’s Board of Directors and Compensation Committee will consider the results of this advisory vote in making future decisions on named executive officer compensation.

Proposal No. 3: An Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

A non-binding, advisory vote by the Company’s stockholders on the frequency of future advisory votes on the compensation of the Company’s named executive officers. The results of the vote were as follows:

Votes For Every Year	Votes For Every Two Years	Votes For Every Three Years	Abstentions	Broker Non-Votes
38,096,784	25,800	2,615,497	11,497	3,549,479

The Company’s Board of Directors has considered the stockholder vote regarding the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers and, at a meeting of the Board of Directors on June 15, 2017, adopted the stockholders’ recommendation of an annual advisory vote on the compensation of the Company’s named executive officers until the next stockholder vote on this matter, which will occur no later than the Company’s annual meeting of stockholders in 2023, or until the Board of Directors otherwise determines that a different frequency for such advisory vote would be in the best interests of the Company’s stockholders.

Proposal No. 4: Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2018 based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,334,546	929,602	34,909	3,549,479

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.

Date: June 19, 2017

	By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer